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                                                                    EXHIBIT 10.1

                     AMENDMENT NO. 7 TO EXCHANGE AGREEMENT

        AMENDMENT, dated as of May 3, 1997, by and among VIE Holding
Company (the "Company"), a Delaware corporation (successor-in-interest to Spelling Entertainment Group Inc. ("SEGI")), Blockbuster Entertainment Group ("BEG") a division of Viacom International Inc., a Delaware corporation (successor-in-interest to Blockbuster Entertainment Corporation), and SEGI Holding Co. ("SEGI Holding"), a Delaware corporation (successor-in-interest to Blockbuster Interactive Entertainment, Inc.), to that certain Exchange Agreement by and among the Company, BEG and SEGI Holding dated as of June 30, 1994, amended as of July 8, 1995, November 7, 1995, February 22, 1996, May 6, 1996, November 5, 1996 and February 1, 1997 and assigned by SEGI to the Company as of December 8, 1995 (as so amended and assigned, the "Agreement").

        WHEREAS, the Company, BEG and SEGI Holding have agreed to amend certain provisions of the Agreement pertaining to BEG's Put Right and the Company's Call Right;

        NOW, THEREFORE, in consideration of the premises and pursuant to
Section 12.3 of the Agreement, the Company, BEG and SEGI Holding hereby agree as follows:

                1. Section 10.5(c) of the Agreement is hereby amended to read in its entirety as follows:

                        (c) The options provided for in this Section 10.5 are collectively referred to herein as the "Put Right." The Put Right may be exercised by BEG at any time within the 90 day period commencing on May 3, 1997 and concluding on August 1, 1997.

                2. Section 10.6(b) of the Agreement is hereby amended to read in its entirety as follows:

                        (b) The options provided for in this Section 10.6 are referred to herein as the "Call Right." The Call Right may be exercised by the Company at any time within the 90 day period commencing on May 3, 1997 and concluding on August 1, 1997.

                3. This Amendment shall be deemed effective as of May 3, 1997.

                4. Except as expressly provided in this Amendment, the Agreement shall not be deemed amended, modified or altered in any manner whatsoever.

                5. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.

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                6.      This Amendment may be executed in one or more
        counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to me an original but all of which taken together shall constitute one and the same agreement.


        IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 7 to Exchange Agreement to be duly executed on this 3rd day of May, 1997.


                                        BLOCKBUSTER ENTERTAINMENT GROUP,
                                        a division of Viacom International Inc.


                                        By:   /s/ MICHAEL D. FRICKLAS
                                            ------------------------------
                                        Name: Michael D. Fricklas
                                              ----------------------------
                                        Title: Senior Vice President
                                              ----------------------------


                                        SEGI HOLDING CO.


                                        By:   /s/ MICHAEL D. FRICKLAS
                                            ------------------------------
                                        Name: Michael D. Fricklas
                                              ----------------------------
                                        Title: Senior Vice President
                                              ----------------------------



                                        VIE HOLDING COMPANY


                                        By:   /s/ PETER H. BACHMANN
                                            ------------------------------
                                        Name:  Peter H. Bachmann
                                              ----------------------------
                                        Title: President
                                              ----------------------------





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